NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Multi-Manager Small Company Fund

Supplement dated June 15, 2011
to the Summary Prospectus dated May 1, 2011

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust (the “Trust”) held on June 15, 2011, the Board approved the termination of Aberdeen Asset Management, Inc. (“Aberdeen”) and Waddell & Reed Investment Management Company (“WRIMCO”) as subadvisers to the NVIT Multi-Manager Small Company Fund (the “Fund”), and approved the appointment of OppenheimerFunds, Inc. (“Oppenheimer”) to subadvise a portion of the Fund.  As a result of this change, effective on or about July 8, 2011, the following amendments are made to the Summary Prospectus:

1.	Under the heading “Principal Investment Strategies,” the second paragraph is deleted and replaced with the following:

The Fund consists of four portions managed by different subadvisers. Nationwide Fund Advisors (“NFA”) is the Fund’s investment adviser and, subject to the approval of the Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”), selects the Fund’s subadvisers and monitors their performance on an ongoing basis. NFA has chosen the Fund’s current subadvisers because they approach investing in small-cap stocks in a different manner from each other. For example, one subadviser favors a “value” style of investing, which means buying equity securities that the subadviser believes to be trading at prices that do not reflect a company’s value.  Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that the subadviser believes to be temporary. Another subadviser looks for companies with high growth potential based on fundamental analysis, and a third subadviser looks for undervalued small-cap companies whose current product lines and balance sheets are strong.  NFA allocates assets to the subadvisers to increase diversification among securities and investment styles, thereby increasing the potential for investment return and, at the same time, reducing risk and volatility.

2.	The information following “Portfolio Management – Subadvisers” is deleted and replaced with the following:

Morgan Stanley Investment Management Inc. (“MSIM”)
Neuberger Berman Investment Management Inc. (“Neuberger Berman”)
OppenheimerFunds, Inc. (“Oppenheimer”)
Putnam Investment Management, LLC (“Putnam”)

3.	The information following “Portfolio Management – Portfolio Managers” is revised to delete references to Aberdeen and WRIMCO, and to add the following with respect to Oppenheimer:

Portfolio Manager	Title	Length of Service
Oppenheimer
Ronald J. Zibelli, Jr., CFA	Vice President	Since May 2006

4.	Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about Oppenheimer.

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